TCW FUNDS, INC.

TCW Relative Value Dividend Appreciation Fund (the “Fund”)

(Class I: TGDFX; Class N: TGIGX)

Supplement dated September 29, 2023 to the Prospectus and

the Summary Prospectus

each dated March 1, 2023, as supplemented

For current and prospective investors in the Fund:

Effective September 29, 2023, Matthew Spahn will be added as a portfolio manager for the Fund, and Bo Fifer will no longer serve as a portfolio manager for the Fund.

Therefore, effective September 29, 2023, the disclosure under the heading “Portfolio Managers” for the Fund is deleted in its entirety and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Adviser

Diane E. Jaffee, CFA (Lead Portfolio Manager)	21 Years	Group Managing Director

Matthew J. Spahn (Co-Portfolio Manager)	Since September 2023	Managing Director

The foregoing disclosure supersedes any statements to the contrary under the heading “Management of the Funds – Portfolio Managers” on page 111 of the Prospectus.

Please retain this Supplement for future reference.